                      Securities and Exchange Commission
                             Washington D.C. 20549


                          --------------------------

                                  FORM 8-K/A

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):


                               December 29, 1997


                                   OPTI INC.
            (Exact name of Registrant as specified in its charter)


        California              0-19749                 77-0220697
(State or other jurisdiction (Commission File Number)  (IRS Employer
of Incorporation)                                       Identification No.)


                               888 Tasman Drive
                          Milpitas, California 95035
         (Address of principal executive offices, including zip code)


                                (408) 486-8000
                          --------------------------
             (Registrant's telephone number, including area code)

ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

                As previously disclosed in a Current Report on Form 8-K, filed on November 26, 1997, on November 25, 1997 the registrant, OPTi Inc. a California corporation ("Seller") and Creative Technology Ltd., a corporation organized under the laws of Singapore ("Creative Technology," or "Buyer") entered into an Asset Purchase Agreement dated as of November 22, 1997 (the "Agreement"). Under the terms of the Agreement, on November 26, 1997 Creative Technology purchased a substantial portion of the assets (and assumed certain of the liabilities) of the Net Media business unit of the Seller for $14,000,000 in cash. The Net Media business unit of the Seller designed, developed, and marketed audio chipsets for the personal computer industry. The purchase price was determined by arms-length negotiations between the Seller and the Buyer. Under the terms of the Agreement, OPTi issued to Creative a warrant to purchase 200,000 shares of OPTi's common stock at a price of $10.00 per share, Creative received a license to certain of OPTi's core logic technologies and OPTi agreed to provide, and Creative agreed to use, certain of OPTi's backend services over the next twelve months.

                The purpose of this Amendment is to file Exhibit 2.

 ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information
    To be provided as available within the sixty day allowed period.

(c) Exhibits. The exhibit identified below is made part of this report.


Exhibit No.             Description
----------              -----------

    2* Asset Purchase Agreement, dated as of November 22, 1997, between OPTi Inc. and Creative Technology Ltd.

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OPTi INC.
                                      (Registrant)

Date:  December 10, 1997        By: /s/ David Zacarias
                                    ----------------------------------
                                    David Zacarias
                                    ----------------------------------
                                    Chief Operating/Financial Officer
                                    ----------------------------------

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.             Description
----------              -----------


    2* Asset Purchase Agreement, dated as of November 22, 1997, between OPTi Inc. and Creative Technology Ltd.




[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.